EXHIBIT 32




        Certification of Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
----------------------------------------------------------------------

In connection with the quarterly report on Form 10-QSB of Milk Bottle Cards Inc. (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Nicole Milkovish,
Chief Executive Officer, chief Financial Officer and Principal Accountant of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) this quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of Registrant.




September 10, 2005             Milk Bottle Cards, Inc., Registrant

                                      /s/ Nicole Milkovich
                               -----------------------------------
                               By: Nicole Milkovich, President,
                                   CEO, Secretary, Treasurer, CFO,
                                   Principal Accounting Officer and
                                   Sole Director